                                                                    Exhibit 99.1

Designated Filer:                         Warburg Pincus & Company US, LLC
Issuer & Ticker Symbol:                   Brigham Minerals, Inc. [MNRL]
Date of Event Requiring Statement:        04/17/2019

                     Exhibit 99.1 - Joint Filer Information

Joint Filers:

1. Name:      WARBURG PINCUS PRIVATE EQUITY (E&P) XI-A (BRIGHAM), LLC
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

2. Name:      WARBURG PINCUS PRIVATE EQUITY (E&P) XI-A, L.P.
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

3. Name:      WARBURG PINCUS XI (E&P) PARTNERS-A (BRIGHAM), LLC
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

4. Name:      WARBURG PINCUS XI (E&P) PARTNERS - A, L.P.
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

5. Name:      WARBURG PINCUS XI (E&P) PARTNERS-B (BRIGHAM), LLC
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

6. Name:      WP BRIGHAM HOLDINGS, L.P.
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

7. Name:      WARBURG PINCUS (E&P) XI, L.P.
              450 LEXINGTON AVENUE
              New York, NY 10017

8. Name:      WARBURG PINCUS PARTNERS (E&P) XI LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

9. Name:      WARBURG PINCUS (E&P) ENERGY LLC
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

10. Name:     WARBURG PINCUS (E&P) ENERGY GP, L.P.
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

 11. Name:    WP ENERGY BRIGHAM HOLDINGS, L.P.
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

12. Name:     WP ENERGY PARTNERS BRIGHAM HOLDINGS, L.P.
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

13. Name:     WARBURG PINCUS ENERGY (E&P)-A (BRIGHAM), LLC
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

14. Name:     WARBURG PINCUS ENERGY (E&P)-A, L.P.
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

15. Name:     WARBURG PINCUS ENERGY (E&P) PARTNERS-A (BRIGHAM), LLC
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

16. Name:     WARBURG PINCUS ENERGY (E&P) PARTNERS-A, L.P.
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

17. Name:     WARBURG PINCUS ENERGY (E&P) PARTNERS-B (BRIGHAM), LLC
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

18. Name:     WARBURG PINCUS PRIVATE EQUITY (E&P) XI (BRIGHAM), LLC
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

19. Name:     WARBURG PINCUS PRIVATE EQUITY (E&P) XI - B, L.P.
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

20. Name:     WARBURG PINCUS (E&P) XI LLC
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

21. Name:     WARBURG PINCUS ENERGY (E&P) (BRIGHAM), LLC
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

22. Name:     BRIGHAM PARENT HOLDINGS, L.P.
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

23. Name:     WARBURG PINCUS PARTNERS II (US), L.P.
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

24. Name:     WP ENERGY PARTNERS (E&P) (BRIGHAM), LLC
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

25. Name:     WARBURG PINCUS ENERGY (E&P) PARTNERS-B, L.P.
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

26. Name:     WARBURG PINCUS PARTNERS II, L.P.
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

27. Name:     WARBURG PINCUS PARTNERS GP LLC
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

28. Name:     WARBURG PINCUS & CO.
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

29. Name:     WARBURG PINCUS & CO US, LLC
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

30. Name:     WARBURG PINCUS LLC
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

31. Name:     WARBURG PINCUS XI (E&P) PARTNERS - B, L.P.
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

32. Name:     Landy, Joseph P.
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017

33. Name:     Kaye, Charles R.
              Address: C/O WARBURG PINCUS LLC
              450 LEXINGTON AVENUE
              New York, NY 10017